UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a‑101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under §240.14a‑12

THE DAVEY TREE EXPERT COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following information is for the Company’s management and other team members to use to encourage shareholders to review the Company’s proxy materials and vote their shares:
•The Davey Tree Expert Company 2022 Annual Meeting of Shareholders will be held on Tuesday, May 17, 2022 at 5:00 p.m., Eastern Time.
•Two items are scheduled to be voted on during the May 17 meeting, which are described in our proxy statement. Our Board of Directors recommends that you vote “for” both the election of the two nominees for director and the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2022.
•Your vote is important. We encourage you to review the proxy materials and vote your shares, no matter the size of your holdings. Depending on how many different ways you own our common shares, you may need to vote several times in order to vote all your shares. To vote your shares using the internet or telephone, you will need the control number(s) found in your proxy materials. Your proxy materials contain more information on how to vote.
•You can also vote at the meeting. You can attend in person at our headquarters in Kent, Ohio, or you can attend online at www.virtualshareholdermeeting.com/DVTX2022. If you plan to attend online, you will need the control number found in your proxy materials.
If you have any questions about the Company’s proxy materials or matters up for the vote, please contact Joseph Paul, our Chief Financial Officer, at 330.673.9515, extension 8221 or Joseph.Paul@davey.com. If you need assistance voting your shares, please contact the Treasury Department at treasury@davey.com or by calling Martha Kordinak at 1.800.447.1667, extension 8340 from 8:00 a.m. to 5:00 p.m. Eastern Time.
Important Information
The Company and its directors, executive officers and employees are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting to be held on May 17 2022. Information concerning the identity and interests of these persons is available in the Definitive Proxy Statement that the Company has filed with the Securities and Exchange Commission on April 1, 2022.
The Company has filed a Definitive Proxy Statement in connection with the Annual Meeting. The Definitive Proxy Statement, any amendments thereto and any other relevant documents, and other materials filed with the Securities and Exchange Commission concerning the Company are (or will be, when filed) available free of charge at http://www.sec.gov or from the Company by accessing its website at www.davey.com under the tab “Corporate Information” at the bottom of the page and then under “SEC Filings.” Shareholders should read carefully the Definitive Proxy Statement and any other relevant documents that the Company files with the Securities and Exchange Commission when they become available before making any voting decision because they contain important information.
The Company has filed a Definitive Proxy Statement in connection with the Annual Meeting. The Definitive Proxy Statement, any amendments thereto and any other relevant documents, and other materials filed with the Securities and Exchange Commission concerning the Company are (or will be, when filed) available free of charge at http://www.sec.gov or from the Company by accessing its website at www.davey.com under the tab “Corporate Information” at the bottom of the page and then under “SEC Filings.” Shareholders should read carefully the Definitive Proxy Statement and any other relevant documents that the Company files with the Securities and Exchange Commission when they become available before making any voting decision because they contain important information.

Solicitation Script
The Davey Tree Expert Company
Meeting Date: May 17, 2022
1.800.447.1667, extension 8340

Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?
Hello Mr./Ms. <Shareholder’s Last Name>. My name is <employee name> and I am an employee of The Davey Tree Expert Company calling on behalf of the Company to confirm you have received the proxy materials for the annual meeting of shareholders scheduled for Tuesday, May 17, 2022, at 5:00 p.m., Eastern Time. Have you received proxy materials?
Overview:
As you may have seen, two items are scheduled to be voted on during the May 17 meeting, which are described in our proxy statement.
Your vote is important. We encourage you to review the proxy materials and vote your shares, no matter the size of your holdings.
Depending on how many different ways you own our common shares, you may need to vote several times in order to vote all your shares. To vote your shares using the internet or telephone, you will need the control number(s) found in your proxy materials.
Our Board of Directors recommends that you vote “FOR” both the election of the two nominees for director and the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2022.
Would you like to vote along with the recommendations of the Board for all of your accounts? Do you have your control number(s)?
Proposal 1a: Thank you, I am recording your <for or withhold> vote for the election of Alejandra Evans as a director.
Proposal 1b: Thank you, I am recording your <for or withhold> vote for the election of Matthew C. Harris as a director. For confirmation purposes, please state your full name.
Proposal 2: Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.
And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.
Thank you. You will receive a confirmation of your voting instructions within five days. If you have any questions, please contact us at this toll free number: 1.800.447.1667, extension 8340.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.
If unsure of voting or does not want to vote along with the recommendation of the Board:
Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.
If not received/requesting material to be re-mailed:
I can resend the proxy materials to you, or I can review the proposals with you. Do you have your control number(s)? <Pause for response>
After review, ask them if they would like to vote now over the phone:
Our Board of Directors recommends that you vote “FOR” both the election of the two nominees for director and the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2022. Would you like to vote along with the recommendations of the Board for all your accounts? Do you have your control number(s)?
If they don’t want proposals reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>
Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 1.800.447.1667, extension 8340.
If not interested:
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please vote at your earliest convenience, either by using the internet or telephone, or if you received a proxy card, by filling out and returning your proxy card.
Depending on how many different ways you own our common shares, you may need to vote several times in order to vote all your shares. To vote your shares using the internet or telephone, you will need the control number(s) found in your proxy materials. Your proxy materials contain more information on how to vote.
You can also vote at the meeting. You can attend in person at our headquarters in Kent, Ohio, or you can attend online at www.virtualshareholdermeeting.com/DVTX2022. If you plan to attend online, you will need the control number found in your proxy materials.
Thank you again for your time today, and have a wonderful day/evening.

Holder wants a new proxy card/or their control number
<send complete contact information name, address, control #, & shares to Broadridge>:
Your control number can be found on your proxy card or notice of internet availability. I can arrange to have a new proxy card or notice sent to you. Your board is recommending you vote “FOR” both of the proposals.
ANSWERING MACHINE MESSAGE:
Hello, my name is <employee name> and I am an employee of The Davey Tree Expert Company calling on behalf of the Company. You should have received proxy materials electronically or in the mail concerning the annual meeting of shareholders to be held on May 17, 2022.
Your vote is very important. Please vote by using the internet or telephone, or, if you received a proxy card, by signing, dating and promptly mailing your proxy card in the postage-paid envelope provided. To vote over the internet, please follow the instructions provided in the proxy materials.
If you have any questions about the Company’s proxy materials or matters up for the vote, please contact Joseph Paul, our Chief Financial Officer, at 330.673.9515, extension 8221 or Joseph.Paul@davey.com. If you need assistance voting your shares, please contact the Treasury Department at treasury@davey.com or by calling Martha Kordinak at 1.800.447.1667, extension 8340. An employee will be available Monday through Friday, 8AM to 5PM Eastern Time.
Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.
Important Information
The Company and its directors, executive officers and employees are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting to be held on May 17 2022. Information concerning the identity and interests of these persons is available in the Definitive Proxy Statement that the Company has filed with the Securities and Exchange Commission on April 1, 2022.
The Company has filed a Definitive Proxy Statement in connection with the Annual Meeting. The Definitive Proxy Statement, any amendments thereto and any other relevant documents, and other materials filed with the Securities and Exchange Commission concerning the Company are (or will be, when filed) available free of charge at http://www.sec.gov or from the Company by accessing its website at www.davey.com under the tab “Corporate Information” at the bottom of the page and then under “SEC Filings.” Shareholders should read carefully the Definitive Proxy Statement and any other relevant documents that the Company files with the Securities and Exchange Commission when they become available before making any voting decision because they contain important information.